FEDERAL DEPOSIT INSURANCE CORPORATION
In Re: CapitalSource Bank (In Organization)
Pasadena, California
Applications for
Federal Deposit Insurance
and
Consent to Purchase Certain Assets and Assume Certain Liabilities and Establish 22 Branches
ORDER GRANTING DEPOSIT INSURANCE, APPROVING A MERGER, AND
CONSENTING TO THE ESTABLISHMENT OF BRANCHES
Pursuant to Sections 5 and 18(c) and other provisions of the Federal Deposit Insurance Act (“FDI Act”), on April 29, 2008, applications were filed on behalf of CapitalSource Bank (“Bank”), Pasadena, California, a proposed new state chartered industrial bank, which will have total resources of $921,000,000: (i) for federal deposit insurance with membership in the Bank Insurance Fund; (ii) for consent to purchase certain assets and assume certain liabilities under its charter and title from Fremont Investment and Loan, Brea, California, with total resources of $6,047,598,000 and total deposits of $5,631,322,000, as of March 31, 2008 (purchase and assumption); and (iii) for consent to establish 22 branches of Fremont Investment and Loan as branches of the Bank with one of the branches serving as the Bank’s main office (collectively, the “applications”).
Having favorably resolved the factors relevant to each application for the reasons set forth in the attached Statement, it is hereby ORDERED that the applications be approved subject to the following conditions:
1. The Bank’s beginning paid-in capital funds shall not be less than $921,000,000 or such amount as needed to consummate the purchase and assumption. Thereafter, the Bank shall have sufficient capital to maintain a Total Risk Based Capital ratio of 15 percent.
2. If prior to the consummation of the purchase and assumption, a petition in bankruptcy is filed with respect to Fremont General Corporation (the parent company of Fremont Investment and Loan), Federal deposit insurance shall not become effective until the Bankruptcy Court approves the purchase and assumption on substantially the same terms as those set forth in the application.
3. Prior to the effective date of deposit insurance, CapitalSource TRS, Inc., CapitalSource Finance LLC, and Capital Source, Inc. (collectively, the Parent Companies), and the Bank shall enter into a Capital Maintenance and Liquidity Agreement (“CMLA”) with the Federal Deposit Insurance Corporation (“FDIC”) substantially in the form of Exhibit A.
4. Each of the Parent Companies shall submit to the appropriate FDIC Regional Director an initial listing of all of its subsidiaries and update the list annually.
5. Prior to the effective date of deposit insurance, the Bank and each of the Parent Companies shall enter into a parent company agreement (Parent Company Agreement) with the FDIC substantially in the form of Exhibit B.

6. Each of the Parent Companies consents to examination by the FDIC of it and each of its subsidiaries to monitor compliance with the provisions of this ORDER, the Parent Company Agreement, the CMLA, and the FDI Act or any other Federal law that the FDIC has specific jurisdiction to enforce against such company or subsidiary and those governing transactions and relationships between any depository institution subsidiary and its affiliates.
7. That on and after the effective date of deposit insurance, each of the Parent Companies shall engage, directly or indirectly, only in financial activities; provided however, that if on the effective date of deposit insurance any Parent Company has investments in companies that engage in activities other than financial activities, the Parent Company shall divest its investments in such companies that represent more than 5 percent of the outstanding voting shares of such companies (non-conforming investments) within one year after the effective date of deposit insurance; provided further that each of the Parent Companies shall divest the aggregate amount of the book value of the non-conforming investments according to the following schedule: 50 percent within six months after the effective date of deposit insurance, 75 percent within nine months after the effective date of deposit insurance, and 100 percent within one year after the effective date of deposit insurance. (For purposes of this ORDER, the term “financial activity” means: (1) banking, managing, or controlling banks or savings associations; (2) any activity permissible for financial holding companies under 12 U.S.C. 1843(k), any specific activity that is listed as permissible for bank holding companies under 12 U.S.C. 1843(c) and activities that the Federal Reserve Board has permitted for bank holding companies under 12 C.F.R. 225.28 and 225.86; and (3) any activity permissible for all savings and loan holding companies under 12 U.S.C. 1467a(c).)
8. Each of the Parent Companies shall submit to the appropriate FDIC Regional Director an annual report regarding its operations and activities, in the form and manner prescribed by the FDIC, and such other reports as may be requested by the FDIC to keep the FDIC informed as to financial condition, systems for monitoring and controlling financial and operating risks, and transactions with the Bank; and compliance by each of the Parent Companies or its subsidiaries with applicable provisions of this ORDER, the Parent Company Agreement, the CMLA, and the FDI Act or any other Federal laws that the FDIC has specific jurisdiction to enforce against such company or subsidiary.
9. Each of the Parent Companies shall maintain such records as the FDIC may deem necessary to assess the risks to the Bank or to the Deposit Insurance Fund.
10. The Parent Companies shall cause an independent annual audit of the Bank to be performed during the first three years after the effective date of deposit insurance, and the Bank shall submit to the appropriate FDIC Regional Director, (i) a copy of the audited annual financial statements and the independent public auditor’s report thereon within 90 days after the end of the depository institution’s fiscal year, (ii) a copy of any other reports by the independent auditor (including any management letters) within 15 days after their receipt by the institution, and (iii) written notification within 15 days when a change in the institution’s independent auditor occurs.

11. CapitalSource, Inc. shall limit its representation, direct and indirect, on the Board of Directors of the Bank to no more than 25 percent of the members of such Board of Directors, in the aggregate.
12. This approval is conditioned on the facts as currently known by the FDIC. If there are any material events prior to the opening of the Bank for business, including, for example, any person or group obtaining ownership, control, or the ability to vote 10 percent or more of any class of voting shares of the Bank or any company that controls the Bank, the Bank shall notify the appropriate FDIC Regional Director as soon as the Bank becomes aware of the event, and this approval may be withdrawn or modified.
13. Subsequent to the opening of the Bank for business, CapitalSource, Inc. shall provide written notification to the appropriate FDIC Regional Director within 30 days of CapitalSource, Inc. becoming aware of any investor who acquires control, directly or indirectly, of 10 percent or more of the voting shares of CapitalSource, Inc., CapitalSource TRS, Inc. or CapitalSource Finance, LLC.
14. Prior to the effective date of deposit insurance, the Bank shall have appointed and shall thereafter maintain a Board of Directors who possess the knowledge, experience, and capability to carry out the responsibilities of the position in a safe and sound manner and independently of the activities of CapitalSource, Inc. and its affiliated entities.
15. Prior to the effective date of deposit insurance, the Bank shall have appointed and shall thereafter retain senior executive officers who possess the knowledge, experience, and capability to carry out the responsibilities of the position in a safe and sound manner and independently of the activities of each of the Parent Companies and its affiliated entities. Further, absent the prior written non-objection of the appropriate FDIC Regional Director, each such officer’s permanent place of work shall be physically located at the Bank’s main office located in California (with the exception of President-Credit Administration), such that the individuals shall be capable of providing ongoing and direct oversight of the Bank’s activities. For purposes of this ORDER, such senior executive officers shall include the President/Chief Executive Officer, Chief Credit Officer, Chief Financial Officer, President-Retail Banking, President-Credit Administration, Chief Legal Officer, Chief Compliance Officer, and Director of Internal Audit (or those employees that have duties and responsibilities typical for persons with the foregoing titles).
16. The Bank shall obtain written approval from the appropriate FDIC Regional Director prior to adding or replacing a member of the Bank’s Board of Directors or any senior executive officer during the first three years of operation.
17. The Bank shall obtain written approval from the appropriate FDIC Regional Director prior to employing a senior executive officer who is associated in any manner (e.g., as a director, officer, employee, agent, owner, partner, or consultant) with an affiliate of the Bank.
18. The Bank shall obtain written approval from the appropriate FDIC Regional Director prior to entering into any contract for essential services with CapitalSource, Inc. or any of its affiliated entities.

19. The Bank shall notify the appropriate FDIC Regional Director of any material nonperformance under any contract for essential services with CapitalSource, Inc. or any of its affiliated entities within 15 days.
20. During the first three years of operation, the Bank shall obtain written approval from the appropriate FDIC Regional Director prior to consummating any proposed major deviation or material change from its business plan.
21. The Bank shall conduct business pursuant to operating policies that are commensurate with the proposed business plan, independent from those of affiliated entities, and adopted by the Board of Directors of the Bank. Also, the Board of Directors of the Bank shall adopt controls reasonably designed to ensure compliance with and enforcement of such policies. Further, the Board of Directors shall ensure that executive officers are delegated reasonable authority to implement and enforce the policies independently of CapitalSource, Inc. and its affiliated entities. At a minimum, such operating policies and procedures shall encompass the Bank’s lending, investment, liquidity, and asset-liability management activities.
22. The Bank shall adhere to U.S. Generally Accepted Accounting Principles, adopt an accrual accounting system for maintaining the books of the depository institution, and maintain separate accounting and other business records, including customer account records. The Bank’s books and records shall be maintained under the control and direction of authorized Bank officials and available for review by the FDIC at the Bank’s main office. Further, the Bank’s books and records shall be sufficiently detailed and maintained in a manner that provides Bank officials with the objective and transparent information necessary to administer the Bank’s affairs.
23. Prior to the opening of the Bank for business, any changes in proposed management shall be approved by the appropriate FDIC Regional Director.
24. Federal deposit insurance shall not become effective until the Bank is authorized to operate as an industrial bank by the California Department of Financial Institutions.
25. The Bank shall pay no dividends during the first three years of operations without the prior written approval of the appropriate FDIC Regional Director and the California Department of Financial Institutions.
26. Prior to the effective date of Federal deposit insurance, the Bank shall obtain surety bond coverage in a sufficient amount to conform to generally accepted banking practices.
27. Federal deposit insurance shall not become effective unless Farallon Capital Management, LLC (Farallon) executes a passivity agreement with the FDIC substantially in the form of Exhibit C.

28. Federal deposit insurance shall not become effective unless Madison Dearborn Partners, LLC (Madison) executes a passivity agreement with the FDIC substantially in the form of Exhibit D.
29. Federal deposit insurance shall not become effective unless Janus Capital Management, LLC (Janus) executes a passivity agreement with the FDIC substantially in the form of Exhibit E.
30. Neither CapitalSource, Inc. nor any of its subsidiaries shall, directly or indirectly, enter into any banking or nonbanking transactions with Farallon, Janus, or Madison except for those described in paragraph II.B.10. of Exhibit C, D, or E.
31. The Bank shall complete the de novo asset purchase of up to $2.20 billion of loans from Capital Source, Inc. within four months after the effective date of deposit insurance.
32. The Bank shall not originate or purchase any loan or extension of credit where CapitalSource, Inc. or any of its affiliated entities has an equity interest in the borrower.
33. The Bank shall not originate or purchase any loan or extension of credit where a principal shareholder (as defined by the FRB’s Regulation O (12 CFR part 215)) of CapitalSource, Inc. has a lending relationship with, or equity interest in, the same borrower.
34. Until the conditional commitment herein granted becomes effective, the FDIC shall have the right to alter, suspend, or withdraw the said commitment should any interim development be deemed to warrant such action.
35. The consent granted herein shall expire if Federal deposit insurance has not become effective within twelve months from the date of this ORDER, unless the FDIC approves a request for an extension of the deadline prior to the expiration.
36. The purchase and assumption shall not be consummated before the fifteenth calendar day following the date of the ORDER or later than twelve months after the date of this ORDER, unless the Corporation extends such period for good cause. Until the purchase and assumption becomes effective, the Corporation shall have the right to alter, suspend or withdraw its approval should any interim development be deemed to warrant such action.
Further, be it RESOLVED that the Board hereby delegates to the Director of the Division of Supervision and Consumer Protection (DSC) or her designee the authority to execute the agreements attached as Exhibits A-E. Be it further RESOLVED that the Board hereby delegates to the Director of DSC or her designee, after consultation with the General Counsel or her designee, the authority to make technical, non-substantive or conforming changes to agreements attached as Exhibits A-E, and to take such other actions incident and related to the foregoing as they deem necessary or appropriate to fulfill the Board’s objective in approving the applications.

By Order of the Board of Directors of the Federal Deposit Insurance Corporation.
Dated at Washington, D.C. this 17th day of June, 2008.

FEDERAL DEPOSIT INSURANCE CORPORATION
By:	/s/ Robert E. Feldman
Robert E. Feldman
Executive Secretary

FEDERAL DEPOSIT INSURANCE CORPORATION
In Re: CapitalSource Bank (Proposed)
Pasadena, Los Angeles County, California
Applications for
Federal Deposit Insurance
and
Consent to Purchase Certain Assets and Assume Certain Liabilities and Establish 22 Branches
STATEMENT
Pursuant to the provisions of Section 5 of the Federal Deposit Insurance Act (FDI Act) (12 U.S.C. § 1815), an application for Federal deposit insurance has been filed for CapitalSource Bank (“Bank”), a proposed new state-chartered industrial bank, to be located at 300 North Lake Avenue, Suite 150 Pasadena, Los Angeles County, California 91106 (the deposit insurance application). Pursuant to provisions of Section 18(c)(2), (d) of the FDI Act (12 U.S.C. § 1828(c)(2), (d)), a concurrent application has been filed for CapitalSource Bank to purchase certain assets and assume certain liabilities from Fremont Investment and Loan, Brea, California (“FIL”) including the acquisition of 22 of FIL’s branches and the establishment of those branches as branches of the Bank, one of which will serve as the Bank’s main office (the bank merger application). Notices of the proposed transaction, in a form approved by the Federal Deposit Insurance Corporation (“FDIC”), have been published pursuant to the FDI Act.
The Bank will be a direct subsidiary of CapitalSource Financial, LLC, which is a direct subsidiary of CapitalSource TRS, Inc. CapitalSource TRS, Inc. is a direct subsidiary of Capital Source, Inc., Chevy Chase, Maryland. CapitalSource, Inc. is a publicly traded commercial finance company with a national network of offices and employees. As of March 31, 2008, CapitalSource, Inc. had a commercial loan portfolio totaling $9.8 billion.
The activities of CapitalSource, Inc. and its subsidiaries are considered financial in nature, with the exception of a few equity investments retained by CapitalSource, Inc. Therefore, approval of the application is conditioned on CapitalSource, Inc. divesting the equity investments in excess of a five percent ownership interest within one year after the effective date of deposit insurance.
Further, CapitalSource, Inc. is not subject to consolidated Federal bank supervision. Therefore, in order to protect the safety and soundness of the Bank and to protect the Deposit Insurance Fund, approval of the application is conditioned on CapitalSource, Inc. executing one or more written agreements with the FDIC that incorporate certain conditions and requirements.
Three institutional investors own at least 10 percent but less than 25 percent of CapitalSource, Inc. Further, these institutional investors would each indirectly control the Bank under the rebuttable presumption of control provisions of the FDIC’s Rules and Regulations implementing the Change in Bank Control Act (12 U.S.C. § 1817(j); 12 C.F.R. § 303.82(b)(2)), because they each own over 10 percent of CapitalSource, Inc., which is a publicly traded company. In order to rebut the presumption of control, each institutional investor has signed an agreement with the

FDIC in which each institutional investor agrees to be passive with respect to CapitalSource, Inc. and the Bank (passivity agreement). Accordingly, approval of the application is conditioned on each of the institutional investors executing a passivity agreement to eliminate the investors’ ability to control the Bank.
The Bank will not offer checking accounts or accept demand deposits. The Bank will offer money market savings accounts, passbook savings accounts, and certificates of deposit to retail customers and use the funds to fund commercial loans nationally including an initial purchase of commercial loans from CapitalSource, Inc. The Bank will ensure that all affiliate transactions are conducted in accordance with Sections 23A and 23B of the Federal Reserve Act, 12 U.S.C. §§ 371c, 371c-l, and the Board of Governors of the Federal Reserve System’s Regulation W, 12 C.F.R. part 223.
For the purposes of the deposit insurance and branch applications, capital is adequate, projections for future earnings prospects are favorable, management is considered satisfactory, and the investment in fixed assets is reasonable. Corporate powers to be exercised are consistent with the purpose of the FDI Act. No formal objections to this proposal have been filed, and no undue risk to the insurance fund is apparent.
A review of available information, including the Community Reinvestment Act (“CRA”) Statements of the proponents, discloses no inconsistencies with the purposes of the CRA. The resultant institution is expected to continue to meet the credit needs of its entire community, consistent with the safe and sound operation of the institution.
In connection with the bank merger application, the FDIC has taken into consideration the competitive effects of the proposed transaction including any reports on the competitive factors furnished by the Attorney General of the United States. In addition, the Corporation has considered the financial and managerial resources, anti-money laundering record, and future prospects of the proponent institutions and the resultant bank, and the convenience and needs of the community to be served.
Accordingly, based upon careful evaluation of all available facts and information, the Board of Directors of the FDIC has concluded that approval of the application is warranted, subject to certain prudential conditions.
BOARD OF DIRECTORS
FEDERAL DEPOSIT INSURANCE CORPORATION

Exhibit A
CAPITAL MAINTENANCE AND LIQUIDITY AGREEMENT
     THIS CAPITAL MAINTENANCE AND LIQUIDITY AGREEMENT (Agreement) dated as of                                         ,                     , has been entered into by and among the FEDERAL DEPOSIT INSURANCE CORPORATION, a Federal banking agency existing under the laws of the United States having its principal office in Washington, D.C. (the FDIC), CAPITALSOURCE INC., a corporation duly organized and existing under the laws of the State of Delaware (the Parent Company), CAPITALSOURCE TRS INC., a corporation duly organized and existing under the laws of the State of Delaware (Second Tier Holding Company), CAPITALSOURCE FINANCE LLC a limited liability company duly organized and existing under the laws of the State of Delaware (CapitalSource Finance), and CAPITALSOURCE BANK (In-Organization), Pasadena, California (the Applicant).
WITNESSETH:
     WHEREAS, the Board of Directors of the FDIC is charged by Section 5 of the Federal Deposit Insurance Act (the Act) (12 U.S.C. § 1815) with the responsibility of acting upon applications for Federal deposit insurance for all depository institutions including, but not limited to, state nonmember banks and by Section 18(c) of the Act (12 U.S.C. § 1828(c)) with the responsibility of acting upon each merger application in which a state nonmember bank is the resulting institution.
     WHEREAS, the Applicant is a proposed state nonmember industrial bank being formed as a wholly-owned subsidiary of CapitalSource Finance, which is a wholly-owned subsidiary of the Second Tier Holding Company. The Second Tier Holding Company is a wholly-owned subsidiary of the Parent Company.
     WHEREAS, the FDIC is required to consider, among other things, the seven factors described in Section 6 of the Act (12 U.S.C. § 1816) (the Statutory Factors) and will generally grant an application for Federal deposit insurance if it finds favorably upon each factor. As a part of the approval process, the FDIC also considers the financial resources of a parent holding company in evaluating the adequacy of an applicant’s capital.
     WHEREAS, the FDIC is required to consider, among other things, the factors described in Section 18(c)(5) of the Act (12 U.S.C. § 1828(c)(5)) (the Merger Factors) and will generally approve a merger if it finds favorably upon each factor. As a part of the approval process, the FDIC may also consider the financial resources of a parent holding company in evaluating the adequacy of an applicant’s capital.
     WHEREAS, the Applicant, CapitalSource Finance, the Second Tier Holding Company, and the Parent Company have expressed their willingness to submit to such conditions as the FDIC may determine are necessary to make a favorable finding on the Statutory Factors and the Merger Factors.

     WHEREAS, the FDIC is unable to make a favorable finding on the Statutory Factors and the Merger Factors if the Parent Company, the Second Tier Holding Company, CapitalSource Finance, and the Applicant do not enter into this Agreement.
     NOW, THEREFORE, in consideration of the terms and conditions contained herein, the receipt and sufficiency of which are hereby acknowledged, the FDIC, the Parent Company, the Second Tier Holding Company, CapitalSource Finance, and the Applicant agree as follows:
1.	Approval by FDIC. Upon approval of the Application by the FDIC, this Agreement shall become fully effective and binding upon the parties hereto.

2.	Capital. The Parent Company, the Second Tier Holding Company, and CapitalSource Finance shall maintain the capital levels of the Applicant at all times to meet or exceed the levels required for the Applicant to be considered “well capitalized” under section 325.103(b) of the FDIC Rules and Regulations (12 CFR § 325.103(b)) or any successor laws or regulations. In addition, Applicant’s Total Risk-Based Capital Ratio as defined in section 325.2(y) of the FDIC Rules and Regulations or in any successor laws or regulations will be maintained at not less than fifteen (15) percent and the Applicant will maintain an adequate allowance for loan and lease losses. (The capital requirements contained in this paragraph will be referred to as the Minimum Capital Ratios.)
(A)	Maintenance of Required Minimum Capital Ratios. If, at any time, the Applicant’s capital ratios fall below the Minimum Capital Ratios, the Parent Company, Second Tier Holding Company, and CapitalSource Finance will immediately contribute sufficient additional capital to the Applicant or take such other action to enable it to meet the Minimum Capital Ratios.

(B)	Maintenance of Revised Capital Ratios. If the FDIC considers it necessary, pursuant to its regulatory authority, for the Applicant to maintain capital ratios that are greater than the Minimum Capital Ratios (the Revised Capital Ratios), it will provide written notification of its determination to the Applicant, CapitalSource Finance, Second Tier Holding Company, and Parent Company. Within 30 days after the FDIC issues the notification to the Applicant, CapitalSource Finance, Second Tier Holding Company, and Parent Company, if Applicant has not met the Revised Capital Ratios, the Parent Company, Second Tier Holding Company, and CapitalSource Finance will immediately contribute sufficient additional capital to the Applicant to enable it to meet the Revised Capital Ratios specified by the FDIC.

(C)	Capital Contributions. All capital contributions to the Applicant by the Parent Company, Second Tier Holding Company, or CapitalSource Finance will be in the form of cash, or if appropriate and approved by the FDIC, other assets acceptable to the FDIC. Any and all such capital contributions will be credited to the Applicant’s surplus account.

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3.	Liquidity. The Parent Company, the Second Tier Holding Company, and CapitalSource Finance will maintain the Bank’s liquidity at such levels that the FDIC deems appropriate. In particular, the Parent Company, the Second Tier Holding Company, and CapitalSource Finance will provide the Applicant with financial assistance, as specified below, to permit the Applicant to meet its short- and long-term liquidity demands.
(A)	Short-Term Liquidity.
i.	The Parent Company and CapitalSource Finance will enter into a Revolving Line of Credit Agreement with Applicant to provide $150,000,000 in unsecured financing to Applicant. Parent Company, CapitalSource Finance, and Applicant will execute and submit the $150,000,000 unsecured Revolving Line of Credit to the FDIC prior to the Applicant’s effective date of Federal deposit insurance.

ii.	The Applicant may draw on the $150,000,000 unsecured Revolving Line of Credit provided by the Parent Company and CapitalSource Finance at any time the Applicant or FDIC considers it necessary.

iii.	Any and all agreements related to the $150,000,000 unsecured Revolving Line of Credit Agreement will only be made with the prior written approval of the FDIC and upon such terms and conditions as the FDIC, in its sole discretion, finds acceptable.

iv.	The $150,000,000 unsecured Revolving Line of Credit Agreement is subject to the restrictions of Section 23B of the Federal Reserve Act and must be on terms and under circumstance, including credit standards, that are substantially the same, or at least as favorable to the Applicant, as those prevailing at the time for comparable transactions with or involving other nonaffiliated companies.
(B)	Long-Term Liquidity. If the Applicant identifies liquidity requirements that it cannot satisfy, then at the written request of the Applicant or the FDIC, the Parent Company, directly or through CapitalSource Finance, within 10 days of receiving the request, will provide the Applicant with financial support, including cash, in such amount and for such duration as may be necessary for the Applicant to meet its ongoing liquidity obligations.
4.	Authority of Parent Company, Second Tier Holding Company, CapitalSource Finance, and Applicant. The Boards of Directors of the Parent Company, the Second Tier Holding Company, and the Applicant, and the managing member(s) of CapitalSource Finance, have each approved a resolution (the Resolution) authorizing the Parent Company, the Second Tier Holding Company, CapitalSource Finance, and the Applicant, respectively, to enter into this Agreement. A certified copy of the Resolution for each party is attached hereto as Exhibit A and incorporated herein by reference.

5.	Miscellaneous.
(A)	Legally Binding, Enforceable Agreement. The parties agree that this Agreement

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is binding and enforceable by the FDIC pursuant to Section 8 of the FDI Act (12 U.S.C. § 1818) against the Applicant, the Second Tier Holding Company, CapitalSource Finance, and the Parent Company, their successors and assignees.

(B)	Capital Maintenance Commitment. The parties agree that the obligations of the Parent Company, the Second Tier Holding Company, and CapitalSource Finance that are contained in this Agreement are commitments to maintain the capital of the Applicant and, if a petition of bankruptcy is filed by or against the Parent Company, the Second Tier Holding Company, or CapitalSource Finance, the obligations of the Parent Company, the Second Tier Holding Company, or CapitalSource Finance contained in this Agreement will be paid as an administrative expense of the debtor pursuant to section 507(a)(1) of the Bankruptcy Code (11 U.S.C. § 507(a)(1)).

(C)	Conservatorship or Receivership of the Applicant. In the event of an appointment of a conservator or receiver for the Applicant, the obligations of the Applicant, the Second Tier Holding Company, CapitalSource Finance, and Parent Company hereunder with respect to the Agreement shall survive said appointment and be enforceable by FDIC.

(D)	Governing Laws. This Agreement and the rights and obligations hereunder shall be governed by and shall be construed in accordance with the Federal law of the United States, and, in the absence of controlling Federal law, in accordance with the laws of the State of Delaware.

(E)	No Waiver. No failure or delay on the part of the Applicant or the FDIC in the exercise of any right or remedy shall operate as a waiver or termination thereof, nor shall any partial exercise of any right or remedy preclude other or further exercise of any other right or remedy.

(F)	Fees and Expenses. The Parent Company, Second Tier Holding Company, and CapitalSource Finance shall pay any attorneys’ fees and other reasonable expenses incurred by the Applicant in exercising its rights or seeking any remedies hereunder.

(G)	Severability. In the event any one or more of the provisions contained herein should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

(H)	No Oral Change. This Agreement may not be modified, amended, changed, discharged or terminated orally, but may be done so only with the written consent of the FDIC.

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(I)	Enforcement by Applicant. The Applicant may, in its discretion, enforce this Agreement against the Parent Company, the Second Tier Holding Company, and CapitalSource Finance.

(J)	Modification. This Agreement reflects the complete and full agreement of the parties and may not be modified, released, renewed or extended in any manner except by a writing signed by all the parties.

(K)	Addresses for and Receipt of Notice. Any notice hereunder shall be in writing and shall be delivered by hand or sent by United States express mail or commercial express mail, postage prepaid, and addressed as follows:

If to the Parent Company:
CapitalSource Inc.
Attention: Treasurer
4445 Willard Avenue, 12th Floor
Chevy Chase, MD 20815
If to the Second Tier Holding Company:
CapitalSource TRS Inc.
Attention: Treasurer
4445 Willard Avenue, 12th Floor
Chevy Chase, MD 20815
If to CapitalSource Finance:
CapitalSource Finance LLC
Attention: Treasurer
4445 Willard Avenue, 12th Floor
Chevy Chase, MD 20815
If to the Applicant:
CapitalSource Bank
Attention: President
300 North Lake Avenue, Suite 150
Pasadena, CA 91106
with a copy to:

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CapitalSource Bank
Attention: General Counsel
4445 Willard Avenue, 12th Floor
Chevy Chase, MD 20815
If to the FDIC:
Associate Director, Supervision and Applications Branch
Federal Deposit Insurance Corporation
550 17th Street, NW
Washington, D.C. 20429
(L)	Complete Agreement. The parties agree that this Agreement is the complete and exclusive statement of the agreement between the parties, and supersedes all prior written or oral communications, representations and agreements relating to the subject matter of this Agreement.

(M)	No Assignment. This agreement may not be assigned or transferred, in whole or in part, without the prior written consent of the FDIC.

(N)	Joint and Several Liability. The obligations, liabilities, agreements and commitments of the Parent Company, the Second Tier Holding Company, and CapitalSource Finance in paragraphs 2 and 3 above are joint and several, and the FDIC may pursue any right or remedy that it may have against one or more of them without releasing or discharging any other party.
     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year indicated above.

FEDERAL DEPOSIT INSURANCE CORPORATION
By:
Title:

CAPITALSOURCE INC.
By:
Title:

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CAPITALSOURCE TRS INC.
By:
Title:

CAPITALSOURCE FINANCE LLC
By:
Title:

CAPITALSOURCE BANK (In-Organization)
By:
Title:

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Exhibit B
PARENT COMPANY AGREEMENT
     THIS PARENT COMPANY AGREEMENT (Agreement), dated as of                                        ,                   , by and among the FEDERAL DEPOSIT INSURANCE CORPORATION, a Federal banking agency existing under the laws of the United States having its principal office in Washington, D.C. (FDIC), CAPITALSOURCE INC., a corporation duly organized and existing under the laws of the State of Delaware (CSI), CAPITALSOURCE TRS INC., a direct subsidiary of CSI and a corporation duly organized and existing under the laws of the State of Delaware (CSI TRS), CAPITALSOURCE FINANCE LLC, a direct subsidiary of CSI TRS and a limited liability company duly organized and existing under the laws of the State of Delaware (CSI Finance) (CSI, CSI TRS, and CSI Finance collectively, the Parent Companies), and CAPITALSOURCE BANK, a direct subsidiary of CSI Finance and a proposed industrial bank chartered by the State of California and located in Pasadena, California (Bank).
WITNESSETH:
WHEREAS,
1. The FDIC is charged by Section 5 of the Federal Deposit Insurance Act (the Act) (12 U.S.C. § 1815) with the responsibility of acting upon applications for Federal deposit insurance for all depository institutions including, but not limited to, state nonmember banks and by Section 18(c) of the Act (12 U.S.C. § 1828(c)) with the responsibility of acting upon each merger application in which a state nonmember bank is the resulting institution;
2. The Bank submitted an application for Federal deposit insurance (the Deposit Insurance Application) to the FDIC in accordance with Section 5 of the Act on April 29, 2008;
3. The Bank submitted a merger application (the Merger Application) to the FDIC in accordance with Section 18(c) of the Act on April 29, 2008;
4. Each Parent Company and the Bank desire that the FDIC approve the pending Deposit Insurance Application and the pending Merger Application (the Applications);
5. Each Parent Company and the Bank have expressed their willingness to enter into this Agreement and to submit to such conditions as the FDIC may deem necessary to approve the Applications; and
6. To better evaluate and control the potential risks to the Bank and to the Deposit Insurance Fund, the FDIC deems this Agreement necessary and may not make a favorable finding on the applications if each Parent Company and the Bank do not enter into this Agreement.

I. In consideration of the premises and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the FDIC, each Parent Company, and the Bank agree as follows:
A. If each Parent Company makes the commitments contained in this Agreement, the FDIC will act on the Applications;
B. That Parent Company shall submit to the FDIC an initial listing of all of its subsidiaries and update the list annually;
C. That Parent Company will maintain the Bank’s capital at such levels as the FDIC deems appropriate as reflected in the terms of a Capital Maintenance and Liquidity Agreement (CMLA) entered into by the FDIC, each Parent Company, and the Bank, and such other parties as the FDIC deems appropriate.
D. That Parent Company consents to examination by the FDIC of Parent Company and each of its subsidiaries to monitor compliance with the provisions of this Agreement, the Order approving the Bank’s deposit insurance and merger applications (Order), the CMLA, the Act or any other federal law that the FDIC has specific jurisdiction to enforce against such company or subsidiary and those governing transactions and relationships between any depository institution subsidiary and its affiliates;
E. That on and after the effective date of deposit insurance, Parent Company shall engage, directly or indirectly, only in financial activities; provided however, that if on the effective date of deposit insurance Parent Company has investments in companies that engage in activities other than financial activities, Parent Company shall divest its investments in such companies that represent more than 5 percent of the outstanding voting shares of such companies (non-conforming investments) within one year after the effective date of deposit insurance; provided further that Parent Company shall divest the aggregate amount of the book value of the non-conforming investments according to the following schedule: 50 percent within six months after the effective date of deposit insurance, 75 percent within nine months after the effective date of deposit insurance, and 100 percent within one year after the effective date of deposit insurance. (For purposes of this agreement, the term “financial activity” means (1) banking, managing, or controlling banks or savings associations; (2) any activity permissible for financial holding companies under 12 U.S.C. 1843(k), any specific activity that is listed as permissible for bank holding companies under 12 U.S.C. 1843(c) and activities that the Federal Reserve Board has permitted for bank holding companies under 12 C.F.R. 225.28 and 225.86, and (3) any activity permissible for all savings and loan holding companies under 12 U.S.C. 1467a(c));
F. That Parent Company shall submit to the FDIC an annual report regarding its operations and activities, in the form and manner prescribed by the FDIC, and

2

such other reports as may be requested by the FDIC to keep the FDIC informed as to financial condition, systems for monitoring and controlling financial and operating risks, and transactions with the Bank; and compliance by Parent Company or its subsidiaries with applicable provisions of this Agreement, the Order, the CMLA, the Act or any other Federal law that the FDIC has specific jurisdiction to enforce against such company or subsidiary;
G. That Parent Company shall maintain such records as the FDIC may deem necessary to assess the risks to the Bank or to the Deposit Insurance Fund;
H. That Parent Companies shall cause an independent annual audit of the Bank to be performed during the first three years after the effective date of deposit insurance, and the Bank shall submit to the appropriate FDIC Regional Director, (i) a copy of the audited annual financial statements and the independent public auditor’s report thereon within 90 days after the end of the depository institution’s fiscal year, (ii) a copy of any other reports by the independent auditor (including any management letters) within 15 days after their receipt by the institution, and (iii) written notification within 15 days when a change in the institution’s independent auditor occurs;
I. That CapitalSource, Inc. will limit its representation, direct and indirect, on the Board of Directors of the Bank to no more than 25% of the members of such Board of Directors, in the aggregate; and
J. Neither the Parent Company nor any of its subsidiaries shall, directly or indirectly, enter into any transactions with Farallon Capital Management, LLC , Janus Capital Management, LLC, or Madison Dearborn Partners, LLC (each an Investor), any Investor-subsidiary of any Investor, or any officer or director of any Investor or any Investor-subsidiary thereof, except (i) that each Investor and its Investor-subsidiaries may establish and maintain deposit accounts with the Bank, provided the aggregate amount of such accounts is less than or equal to the greater of 5% of the Bank’s total deposits or $500,000, and provided further that such accounts are on substantially the same terms as those prevailing for comparable accounts of persons unaffiliated with the Bank; (ii) that each Investor and the Investor-subsidiaries, may acquire, directly or indirectly, additional capital stock of the Parent Company as long as the combined interests of such Investor and its officers, directors, Investor-affiliates, and any persons acting in concert with the Investor or one or more Investor-subsidiaries, are less than 25 percent of any class of voting shares of the Parent Company or any of its subsidiaries; (iii) that the Parent Company may register an Investor’s or any Investor-subsidiary’s sale of Parent Company’s shares with the Securities and Exchange Commission; and (iv) that Investor and any Investor-subsidiary may perform or conduct any transactions specified in an agreement entered into with the Parent Company or any of its subsidiaries, on or before April 28, 2008, so long as such agreement is not amended, extended, or renewed after April 28, 2008.

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II. Miscellaneous Provisions.
Definitions.
A. The term “Board of Directors” means: (i) for a corporation, the board of directors; (ii) for a limited liability company, the board of managers or the managing member(s), as appropriate; and (iii) for a partnership, the general partner(s).
B. The term “subsidiary” means any company that is directly or indirectly controlled by another company.
C. The term “Investor-subsidiary” means any company that is identified as such by an Investor.
E. The term “Investor-affiliate” means any company that controls, or is under common control with Investor, or an Investor-subsidiary.
F. The term “control” has the meaning given it in 12 U.S.C. 18170(8) and includes the presumption of control at 12 C.F.R. § 303.82(b)(2).
G. Terms used in this Agreement that are not otherwise defined herein have the meanings given them in Section 3 of the FDI Act, 12 U.S.C. § 1813.
Enforceability as a Written Agreement. In addition to any other remedies provided by law, this Agreement is binding and enforceable by the FDIC as a written agreement pursuant to Section 8 of the FDI Act (12 U.S.C. § 1818).
Authority of Parent Company and Bank. The Board of Directors of each Parent Company and the Bank each have approved a resolution (Resolution) authorizing Parent Company and the Bank to enter into this Agreement. A certified copy of each Resolution for each party is attached hereto as Exhibit A and incorporated herein by reference.
Governing Laws. This Agreement and the rights and obligations hereunder shall be governed by and shall be construed in accordance with the Federal law of the United States, and, in the absence of controlling Federal law, in accordance with the laws of the State of Delaware.
No Waiver. No failure to exercise, and no delay in the exercise of, any right or remedy on the part of any of the parties to this Agreement shall operate as a waiver or termination of the Agreement. Further, any exercise or partial exercise of any right or remedy relating to this Agreement will not preclude further exercise of such right or remedy or any other right or remedy.
No Oral Change. This Agreement may not be modified, amended, changed, discharged, terminated, released, renewed or extended in any manner except by a writing signed by all of the parties.

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Addresses. Any correspondence or submission required by the Agreement shall be provided in writing and shall be delivered by hand or sent by United States express mail or commercial express mail, postage prepaid, and addressed as follows:
If to CSI:
CapitalSource Inc.
Attention: Chief Financial Officer
4445 Willard Avenue, 12th Floor
Chevy Chase, MD 20815
If to CSI TRS:
CapitalSource TRS Inc.
Attention: Treasurer
4445 Willard Avenue, 12th Floor
Chevy Chase, MD 20815
If to CSI Finance:
CapitalSource Finance LLC
Attention: Treasurer
4445 Willard Avenue, 12th Floor
Chevy Chase, MD 20815
If to the Bank:
CapitalSource Bank
Attention: President
300 North Lake Avenue, Suite 150
Pasadena, CA 91106
If to the FDIC:
Associate Director, Division of Supervision and Consumer Protection
Supervision and Applications Branch
Federal Deposit Insurance Corporation
550 17th Street, NW
Washington, D.C. 20429

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No Assignment. This agreement may not be assigned or transferred, in whole or in part, without the prior written consent of the FDIC.
Joint and Several Liability. The obligations, liabilities, agreements and commitments of the Parent Companies set forth in paragraphs IA. through I.J. are joint and several, and the FDIC may pursue any right or remedy that it may have against one or more of the Parent Companies without releasing or discharging any other party.
Complete Agreement. The parties agree that this Agreement is the complete and exclusive statement of the agreement between the parties concerning the commitments set forth in paragraphs IA. through I.J. of the Agreement, and supersedes all prior written or oral communications, representations and agreements relating to the subject matter of these paragraphs.
IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year indicated above.

FEDERAL DEPOSIT INSURANCE CORPORATION
By:
Title:

CAPITALSOURCE INC.
By:
Title:

CAPITALSOURCE TRS INC.
By:
Title:

CAPITALSOURCE FINANCE LLC
By:
Title:

6

CAPITALSOURCE BANK (In-Organization)
By:
Title:

7

Exhibit C
PASSIVITY AGREEMENT
     THIS PASSIVITY AGREEMENT (“this Agreement”), dated as of _______________________, 2008, among the FEDERAL DEPOSIT INSURANCE CORPORATION, a Federal banking agency duly organized and existing under the laws of the United States having its principal office in Washington, D.C. (“the FDIC”); FARALLON CAPITAL MANAGEMENT, LLC (“FCM”), a limited liability company duly organized and existing under the laws of Delaware, having its principal office in San Francisco, California, acting in its own capacity, acting in its capacity as the manager of Farallon CS Institutional Finance, LLC (“FIF”), as the general partner of Farallon CS Institutional Finance II, L.P. (“FIF II”), and acting in its capacity as the manager of Farallon Capital Offshore Investors, Inc. (“FCOI”); and FARALLON PARTNERS, LLC (“FP”), a limited liability company duly organized and existing under the laws of Delaware, having its principal office in San Francisco, California, acting in its own capacity and acting in its capacity as the general partner of the entities set forth on Exhibit A (FCM, FIF, FIF II, FCOI, FP, and the entities set forth on exhibit A collectively, “the Investor”).
WITNESSETH:
I.	WHEREAS,
A.	The Board of Directors of the FDIC is charged by section 5 of the Federal Deposit Insurance Act (12 U.S.C. § 1815) with the responsibility of acting upon applications for Federal deposit insurance for all depository institutions including, but not limited to, state nonmember banks; and by the Change in Bank Control Act (12 U.S.C. § 1817(j)) with the responsibility of acting on proposed acquisitions of control of any insured nonmember bank.

B.	CapitalSource Bank (the “Bank”) is a proposed state nonmember bank being formed as an indirect subsidiary of CapitalSource Inc., Chevy Chase, Maryland (the “Parent Company”).

C.	Investor holds, exclusively for investment purposes, at least ten but less than twenty-five percent of a class of voting shares of Parent Company.

D.	In order to assure the FDIC that Investor will not exercise control of the Bank through the Parent Company, Investor has entered into this Agreement with the FDIC.
II.	In consideration of the premises and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
A.	If Investor makes, and complies with, the passivity commitments contained in this Agreement, the FDIC will not determine that Investor controls the Bank indirectly through the Parent Company.

B.	Investor commits that neither it nor any Investor-subsidiary will directly or indirectly:

1.	Other than having a representative on the Board of Directors of the Parent Company or any of its subsidiaries other than the Bank, direct, or attempt to direct the management or policies of the Parent Company or any of its subsidiaries;

2.	Have more than one representative of Investor serve on the Board of Directors of the Parent Company or any of its subsidiaries, except that Investor will not have any representative serve on the Board of Directors of the Bank;

3.	Have or seek to have any employee or representative serve as an officer, agent, or employee of the Parent Company or any of its subsidiaries;

4.	Take any action that would cause the Parent Company or any of its subsidiaries to become controlled by Investor or any Investor-subsidiary;

5.	Acquire or retain shares, directly or indirectly, that would cause the combined interests of Investor and its officers, directors, and affiliates to equal or exceed 25 percent of any class of voting shares of the Parent Company or any of its subsidiaries;

6.	Propose a director or slate of directors in opposition to a nominee or slate of nominees proposed by the management or board of directors of the Parent Company or any of its subsidiaries;

7.	Solicit or participate in soliciting proxies with respect to any matter presented to the shareholders of the Parent Company or any of its subsidiaries;

8.	Other than having a representative on the Board of Directors of the Parent Company or any of its subsidiaries other than the Bank, attempt to influence the dividend policies; loan, credit, or investment decisions or policies; pricing of services; personnel decisions; operational activities, including the location of any offices or branches or their hours of operation, etc.; or any similar activities or decisions of the Parent Company or any of its subsidiaries;

9.	Dispose or threaten to dispose of shares of the Parent Company in any manner as a condition of specific action or nonaction by the Parent Company; or

10.	Enter into any other banking or nonbanking transactions with the Parent Company or any of its subsidiaries, except (i) that Investor and the Investor-subsidiaries may establish and maintain deposit accounts with the Bank, provided that the aggregate total amount of such deposits shall at all times be less than or equal to the greater of 5% of the Bank’s total deposits or $500,000, and provided further that such accounts are maintained on substantially the same terms as those prevailing for comparable accounts of persons unaffiliated with the Bank; (ii) that Investor and the Investor-subsidiaries , may acquire, directly or indirectly, additional capital stock of the Parent Company as long as the combined interests of Investor and its officers, directors, affiliates, and any persons acting in concert with Investor or one or more of the Investor-subsidiaries, are less than 25 percent of any class of voting shares of the Parent Company or any of its subsidiaries; (iii) that the Parent Company may register the Investor’s sale, or any Investor-subsidiary’s sale, of Parent Company’s shares with the Securities and Exchange Commission; and (iv) that Investor and any Investor-subsidiary may perform or conduct any banking or nonbanking transactions specified in an agreement entered into with the Parent Company or any of its subsidiaries on or before April 28, 2008, so long as such agreement is not amended, extended, or renewed after April 28, 2008.

C.	Before deviating from any of the foregoing undertakings, Investor will either file a change in bank control notice pursuant to the Change in Bank Control Act or obtain a written opinion from the FDIC that such a notice is not required.

D.	On or before January 31st of each year during the term of the Agreement, Investor shall certify in writing to the FDIC whether the Investor has, at all times during the term of the Agreement, complied with all of the provisions of this Agreement.

E.	Investor affirmatively acknowledges that in the event that any of the foregoing undertakings are not strictly adhered to, Investor’s conduct may be viewed as a violation of the Change in Bank Control Act, 12 U.S.C. § 1817(j). Investor further acknowledges that, in addition to any other remedies provided by law, this Agreement is a “written agreement” enforceable under section 8 of the Federal Deposit Insurance Act (12 U.S.C. § 1818) and that violation of the Agreement may subject Investor to administrative action.

F.	Investor is not responsible under paragraph II.B. for any act of a portfolio company unless Investor or one or more Investor-subsidiaries caused the portfolio company to take such act.
III.	Miscellaneous Provisions.
Definitions.
A.	The term “Board of Directors” means: (i) for a corporation, the board of directors; (ii) for a limited liability company, the board of managers or the managing members), as appropriate; and (iii) for a partnership, the general partner(s).

B.	The term “subsidiary” means any company that is directly or indirectly controlled by another company.

C.	The term “Investor-subsidiary” means any company that is directly or indirectly controlled by Investor other than a portfolio company.

D.	The term “portfolio company” means any company which does not control directly or indirectly an insured depository institution, and with respect to which (i) the Investor owns, controls or holds with power to vote at least 10 percent, but less than 25 percent of any class of the outstanding voting shares of such company, (ii) the Investor does not have one or more representatives on the Board of Directors of such company, and (iii) the Investor does not have significant business relationships with such company.

E.	The term “affiliate” means any company that controls, is controlled by, or is under common control with, Investor, except a portfolio company.

F.	The term “control” has the meaning given it in 12 U.S.C. § 1817(j)(8) and includes the presumption of control at 12 C.F.R. § 303.82(b)(2).

G.	The term “significant business relationships” with respect to a company means any transaction(s), agreement(s), or arrangement(s) between the company and the Investor that individually, or in the aggregate, are so extensive or so significant to the company that they give the Investor the power to direct the management or policies of the company.

H.	Other terms used in this Agreement that are not otherwise defined herein have the meanings given them in section 3 of the FDI Act, 12 U.S.C. § 1813.
Authority of Investor. The Board of Directors of the Investor has approved a resolution (Resolution) authorizing Investor to enter into this Agreement. A certified copy of the Resolution is attached hereto as Exhibit B and incorporated herein by reference.
Governing Laws. This Agreement and the rights and obligations hereunder shall be governed by and shall be construed in accordance with the Federal law of the United States, and, in the absence of controlling Federal law, in accordance with the laws of the State of Delaware.
No Waiver. No failure to exercise, and no delay in the exercise of, any right or remedy on the part of either party to this Agreement shall operate as a waiver or termination of the Agreement. Further, any exercise or partial exercise of any right or remedy relating to this Agreement will not preclude any further exercise of such right or remedy or any other right or remedy.
No Oral Change. This Agreement may not be modified, amended, changed, discharged, terminated, released, renewed or extended in any manner except by a writing signed by each party.
Addresses. Any notice, request or other communication pursuant to the Agreement shall be provided in writing and shall be delivered by hand or sent by United States express mail or commercial express mail, postage prepaid, and addressed as follows:

If to the Investor:
c/o Farallon Capital Management, LLC
One Maritime Plaza, Suite 2100
San Francisco, California 94111
Attn: Mark Wehrly
If to the FDIC:
Associate Director, Division of Supervision and Consumer Protection
Supervision and Applications Branch
Federal Deposit Insurance Corporation
550 17th Street, NW
Washington, D.C. 20429
No Assignment. This agreement may not be assigned or transferred, in whole or in part, without the prior written consent of the FDIC.
Complete Agreement. The parties agree that this Agreement is the complete and exclusive statement of the agreement between the parties concerning the commitments set forth herein, and supersedes all prior written or oral communications, representations and agreements relating to the subject matter of these paragraphs.
Severability. In the event any one or more of the provisions contained herein should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year indicated above.

FEDERAL DEPOSIT INSURANCE CORPORATION
By:
Title:

INVESTOR

/s/ Thomas F. Steyer
By: FARALLON CAPITAL MANAGEMENT, LLC
In its own capacity; in its capacity as the manager of FIF, the general partner of FIF II;
and in its capacity as the manager of FCOI
By: Thomas F. Steyer

Title: Senior Managing Member

/s/ Thomas F. Steyer
By:	FARALLON PARTNERS LLC
In its own capacity and in its capacity as the general partner of the entities set forth on Exhibit A
By: Thomas F. Steyer

Title: Senior Managing Member

Exhibit A
Farallon Capital Partners. L.P.
Earallon Capital Institutional Partners. L.P.
Farallon Capital Institutional Partners II, L.P.
Farallon Capital Institutional Partners III. L.P.
Farallon Capital Offshore Investors II, L.P.
Tinicum Partners, L.P.
RR Capital Partners. L.P.

Exhibit D
PASSIVITY AGREEMENT
     THIS PASSIVITY AGREEMENT (“this Agreement”), dated as of June 6, 2008, between the FEDERAL DEPOSIT INSURANCE CORPORATION, a Federal banking agency duly organized and existing under the laws of the United States having its principal office in Washington, D.C. (“the FDIC”); and MADISON DEARBORN PARTNERS, LLC, a limited liability company duly organized and existing under the laws of the state of Delaware, having its principal office in Chicago, Illinois, the general partner of Madison Dearborn Partners III, L.P., the general partner of Madison Dearborn Capital Partners III, L.P. (“the Investor”).
WITNESSETH:
I.	WHEREAS,
A.	The Board of Directors of the FDIC is charged by section 5 of the Federal Deposit Insurance Act (12 U.S.C. § 1815) with the responsibility of acting upon applications for Federal deposit insurance for all depository institutions including, but not limited to, state nonmember banks; and by the Change in Bank Control Act (12 U.S.C. § 1817(j)) with the responsibility of acting on proposed acquisitions of control of any insured nonmember bank.

B.	CapitalSource Bank (the “Bank”) is a proposed state nonmember bank being formed as an indirect subsidiary of CapitalSource Inc., Chevy Chase, Maryland (the “Parent Company”).

C.	Investor holds, exclusively for investment purposes, at least ten but less than twenty-five percent of a class of voting shares of Parent Company.

D.	In order to assure the FDIC that Investor will not exercise control of the Bank through the Parent Company, Investor has entered into this Agreement with the FDIC.
II.	In consideration of the premises and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
A.	If Investor makes, and complies with, the passivity commitments contained in this Agreement, the FDIC will not determine that Investor controls the Bank indirectly through the Parent Company.

B.	Investor commits that neither it nor any Investor-subsidiary will directly or indirectly:

1.	Other than having a representative on the Board of Directors of the Parent Company or any of its subsidiaries other than the Bank, direct, or attempt to direct the management or policies of the Parent Company or any of its subsidiaries;

2.	Have more than one representative of Investor serve on the Board of Directors of the Parent Company or any of its subsidiaries, except that Investor will not have any representative serve on the Board of Directors of the Bank;

3.	Have or seek to have any employee or representative serve as an officer, agent, or employee of the Parent Company or any of its subsidiaries;

4.	Take any action that would cause the Parent Company or any of its subsidiaries to become controlled by Investor or any Investor-subsidiary;

5.	Acquire or retain shares, directly or indirectly, that would cause the combined interests of Investor and its officers, directors, and affiliates to equal or exceed 25 percent of any class of voting shares of the Parent Company or any of its subsidiaries;

6.	Propose a director or slate of directors in opposition to a nominee or slate of nominees proposed by the management or board of directors of the Parent Company or any of its subsidiaries;

7.	Solicit or participate in soliciting proxies with respect to any matter presented to the shareholders of the Parent Company or any of its subsidiaries;

8.	Other than having a representative on the Board of Directors of the Parent Company or any of its subsidiaries other than the Bank, attempt to influence the dividend policies; loan, credit, or investment decisions or policies; pricing of services; personnel decisions; operational activities, including the location of any offices or branches or their hours of operation, etc.; or any similar activities or decisions of the Parent Company or any of its subsidiaries;

9.	Dispose or threaten to dispose of shares of the Parent Company in any manner as a condition of specific action or nonaction by the Parent Company; or

10.	Enter into any other banking or nonbanking transactions with the Parent Company or any of its subsidiaries, except (i) that Investor and the Investor-subsidiaries may establish and maintain deposit accounts with the Bank, provided that the aggregate total amount of such deposits shall at all times be less than or equal to the greater of 5% of the Bank’s total deposits or $500,000, and provided further that such accounts are maintained on substantially the same terms as those prevailing for comparable accounts of persons unaffiliated with the Bank; (ii) that Investor and the Investor-subsidiaries, may acquire, directly or indirectly, additional capital stock of the Parent Company as long as the combined interests of Investor and its officers, directors, affiliates, and any persons acting in concert with Investor or one or more of the Investor-subsidiaries , are less than 25 percent of any class of voting shares of the Parent Company or any of its subsidiaries; (iii) that the Parent Company may register the Investor’s sale, or any Investor-

2

subsidiary’s sale, of Parent Company’s shares with the Securities and Exchange Commission; and (iv) that Investor and any Investor-subsidiary may perform or conduct any banking or nonbanking transactions specified in an agreement entered into with the Parent Company or any of its subsidiaries on or before April 28, 2008, so long as such agreement is not amended, extended, or renewed after April 28, 2008.

C.	Before deviating from any of the foregoing undertakings, Investor will either file a change in bank control notice pursuant to the Change in Bank Control Act or obtain a written opinion from the FDIC that such a notice is not required.

D.	On or before January 31st of each year during the term of the Agreement, Investor shall certify in writing to the FDIC whether the Investor has, at all times during the term of the Agreement, complied with all of the provisions of this Agreement.

E.	Investor affirmatively acknowledges that in the event that any of the foregoing undertakings are not strictly adhered to, Investor’s conduct may be viewed as a violation of the Change in Bank Control Act, 12 U.S.C. § 1817(j). Investor further acknowledges that, in addition to any other remedies provided by law, this Agreement is a “written agreement” enforceable under section 8 of the Federal Deposit Insurance Act (12 U.S.C. § 1818) and that violation of the Agreement may subject Investor to administrative action.

F.	Investor is not responsible under paragraph II.B. for any act of a portfolio company unless Investor or one or more Investor-subsidiaries caused the portfolio company to take such act.
III.	Miscellaneous Provisions.
Definitions.
A.	The term “Board of Directors” means: (i) for a corporation, the board of directors; (ii) for a limited liability company, the board of managers or the managing member(s), as appropriate; and (iii) for a partnership, the general partner(s).

B.	The term “subsidiary” means any company that is directly or indirectly controlled by another company.

C.	The term “Investor-subsidiary” means any company that is directly or indirectly controlled by Investor other than a portfolio company.

D.	The term “portfolio company” means any company which does not control directly or indirectly an insured depository institution, and with respect to which (j) the Investor owns, controls or holds with power to vote at least 10 percent, but less than 25 percent of any class of the outstanding voting shares of such company, (ii) the Investor does not have one or more representatives on the Board

3

of Directors of such company, and (iii) the Investor does not have significant business relationships with such company.

E.	The term “affiliate” means any company that controls, is controlled by, or is under common control with, Investor, except a portfolio company.

F.	The term “control” has the meaning given it in 12 U.S.C. § 1817(j)(8) and includes the presumption of control at 12 C.F.R. § 303.82(b)(2).

G.	The term “significant business relationships” with respect to a company means any transaction(s), agreement(s), or arrangement(s) between the company and the Investor that individually, or in the aggregate, are so extensive or so significant to the company that they give the Investor the power to direct the management or policies of the company.

H.	Other terms used in this Agreement that are not otherwise defined herein have the meanings given them in section 3 of the FDI Act, 12 U.S.C. § 1813.
Authority of Investor. The Board of Directors of the Investor has approved a resolution (Resolution) authorizing Investor to enter into this Agreement. A certified copy of the Resolution is attached hereto as Exhibit A and incorporated herein by reference.
Governing Laws. This Agreement and the rights and obligations hereunder shall be governed by and shall be construed in accordance with the Federal law of the United States, and, in the absence of controlling Federal law, in accordance with the laws of the State of Delaware.
No Waiver. No failure to exercise, and no delay in the exercise of, any right or remedy on the part of either party to this Agreement shall operate as a waiver or termination of the Agreement. Further, any exercise or partial exercise of any right or remedy relating to this Agreement will not preclude any further exercise of such right or remedy or any other right or remedy.
No Oral Change. This Agreement may not be modified, amended, changed, discharged, terminated, released, renewed or extended in any manner except by a writing signed by each party.
Addresses. Any notice, request or other communication pursuant to the Agreement shall be provided in writing and shall be delivered by hand or sent by United States express mail or commercial express mail, postage prepaid, and addressed as follows:
If to the Investor:
Madison Dearborn Partners, LLC
Three First National Plaza
Suite 3800
Chicago, Illinois 60602

4

If to the FDIC:
Associate Director, Division of Supervision and Consumer Protection
Supervision and Applications Branch
Federal Deposit Insurance Corporation
550 17th Street, NW
Washington, D.C. 20429
No Assignment. This agreement may not be assigned or transferred, in whole or in part, without the prior written consent of the FDIC.
Complete Agreement. The parties agree that this Agreement is the complete and exclusive statement of the agreement between the parties concerning the commitments set forth herein, and supersedes all prior written or oral communications, representations and agreements relating to the subject matter of these paragraphs.
Severability. In the event any one or more of the provisions contained herein should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year indicated above.

FEDERAL DEPOSIT INSURANCE CORPORATION
By:
Title:

5

INVESTOR

By: MADISON DEARBORN CAPITAL PARTNERS III, L.P.
By: Madison Dearborn Partners III, L.P.
Its: General Partner
By: Madison Dearborn Partners, LLC
Its: General Partner

By:	/s/ Mark B. Tresnowski
Mark B. Tresnowski
	Title:	Managing Director and General Counsel

6

Exhibit E
PASSIVITY AGREEMENT
     THIS PASSIVITY AGREEMENT (“this Agreement”), dated as of June 6, 2008, between the FEDERAL DEPOSIT INSURANCE CORPORATION, a Federal banking agency duly organized and existing under the laws of the United States having its principal office in Washington, D.C. (“the FDIC”); and JANUS CAPITAL MANAGEMENT LLC (“Janus”), a limited liability company duly organized and existing under the laws of the state of Delaware, having its principal office in Denver, Colorado, a registered investment adviser furnishing investment advice to several investment companies registered under Section 8 of the Investment Company Act of 1940 and individual and institutional clients (the “Investor”)
WITNESSETH:
I.	WHEREAS,
A.	The Board of Directors of the FDIC is charged by section 5 of the Federal Deposit Insurance Act (12 U.S.C. § 1815) with the responsibility of acting upon applications for Federal deposit insurance for all depository institutions including, but not limited to, state nonmember banks; and by the Change in Bank Control Act (12 U.S.C. § 1817(j)) with the responsibility of acting on proposed acquisitions of control of any insured nonmember bank.

B.	CapitalSource Bank (the “Bank”) is a proposed state nonmember bank being formed as an indirect subsidiary of CapitalSource Inc., Chevy Chase, Maryland (the “Parent Company”).

C.	Investor holds, exclusively for investment purposes, at least ten but less than twenty-five percent of a class of voting shares of Parent Company.

D.	In order to assure the FDIC that Investor will not exercise control of the Bank through the Parent Company, Investor has entered into this Agreement with the FDIC.
II.	In consideration of the premises and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
A.	If Investor makes, and complies with, the passivity commitments contained in this Agreement, the FDIC will not determine that Investor controls the Bank indirectly through the Parent Company.

B.	Investor commits that neither it nor any Investor-subsidiary will directly or indirectly:

1.	Other than having a representative on the Board of Directors of the Parent Company or any of its subsidiaries other than the Bank, direct, or attempt to direct the management or policies of the Parent Company or any of its subsidiaries;

2.	Have more than one representative of Investor serve on the Board of Directors of the Parent Company or any of its subsidiaries, except that Investor will not have any representative serve on the Board of Directors of the Bank;

3.	Have or seek to have any employee or representative serve as an officer, agent, or employee of the Parent Company or any of its subsidiaries;

4.	Take any action that would cause the Parent Company or any of its subsidiaries to become controlled by Investor or any Investor-subsidiary;

5.	Acquire or retain shares, directly or indirectly, that would cause the combined interests of Investor and its officers, directors, and affiliates to equal or exceed 25 percent of any class of voting shares of the Parent Company or any of its subsidiaries;

6.	Propose a director or slate of directors in opposition to a nominee or slate of nominees proposed by the management or board of directors of the Parent Company or any of its subsidiaries;

7.	Solicit or participate in soliciting proxies with respect to any matter presented to the shareholders of the Parent Company or any of its subsidiaries;

8.	Other than having a representative on the Board of Directors of the Parent Company or any of its subsidiaries other than the Bank, attempt to influence the dividend policies; loan, credit, or investment decisions or policies; pricing of services; personnel decisions; operational activities, including the location of any offices or branches or their hours of operation, etc.; or any similar activities or decisions of the Parent Company or any of its subsidiaries;

9.	Dispose or threaten to dispose of shares of the Parent Company in any manner as a condition of specific action or nonaction by the Parent Company; or

10.	Enter into any other banking or nonbanking transactions with the Parent Company or any of its subsidiaries, except (i) that Investor and the Investor-subsidiaries may establish and maintain deposit accounts with the Bank, provided that the aggregate total amount of such deposits shall at all times be less than or equal to the greater of 5% of the Bank’s total deposits or $500,000, and provided further that such accounts are maintained on substantially the same terms as those prevailing for comparable accounts of persons unaffiliated with the Bank; (ii) that Investor and the Investor-subsidiaries, may acquire, directly or indirectly, additional capital stock of the Parent Company as long as the combined interests of Investor and its officers, directors, affiliates, and any persons acting in concert with Investor or one or more of the Investor-subsidiaries, are less than 25 percent of any class of voting shares of the Parent Company or any of its subsidiaries; (iii)

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that the Parent Company may register the Investor’s sale, or any Investor-subsidiary’s sale, of Parent Company’s shares with the Securities and Exchange Commission; and (iv) that Investor and any Investor-subsidiary may perform or conduct any banking or nonbanking transactions specified in an agreement entered into with the Parent Company or any of its subsidiaries on or before April 28, 2008, so long as such agreement is not amended, extended, or renewed after April 28, 2008.

C.	Before deviating from any of the foregoing undertakings, Investor will either file a change in bank control notice pursuant to the Change in Bank Control Act or obtain a written opinion from the FDIC that such a notice is not required.

D.	On or before January 31st of each year during the term of the Agreement, Investor shall certify in writing to the FDIC whether the Investor has, at all times during the term of the Agreement, complied with all of the provisions of this Agreement.

E.	Investor affirmatively acknowledges that in the event that any of the foregoing undertakings are not strictly adhered to, Investor’s conduct may be viewed as a violation of the Change in Bank Control Act, 12 U.S.C. § 1817(j). Investor further acknowledges that, in addition to any other remedies provided by law, this Agreement is a “written agreement” enforceable under section 8 of the Federal Deposit Insurance Act (12 U.S.C. § 1818) and that violation of the Agreement may subject Investor to administrative action.

F.	Investor is not responsible under paragraph II.B. for any act of a portfolio company unless Investor or one or more Investor-subsidiaries caused the portfolio company to take such act.
III.	Miscellaneous Provisions.
Definitions.
A.	The term “Board of Directors” means: (i) for a corporation, the board of directors; (ii) for a limited liability company, the board of managers or the managing member(s), as appropriate; and (iii) for a partnership, the general partner(s).

B.	The term “subsidiary” means any company that is directly or indirectly controlled by another company.

C.	The term “Investor-subsidiary” means any company that is directly or indirectly controlled by Investor other than a portfolio company.

D.	The term “portfolio company” means any company which does not control directly or indirectly an insured depository institution, and with respect to which (i) the Investor owns, controls or holds with power to vote at least 10 percent, but less than 25 percent of any class of the outstanding voting shares of such company, (ii) the Investor does not have one or more representatives on the Board

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of Directors of such company, and (iii) the Investor does not have significant business relationships with such company.

E.	The term “affiliate” means any company that controls, is controlled by, or is under common control with, Investor, except a portfolio company.

F.	The term “control” has the meaning given it in 12 U.S.C. § 1817(j)(8) and includes the presumption of control at 12 C.F.R. § 303.82(b)(2).

G.	The term “significant business relationships” with respect to a company means any transaction(s), agreement(s), or arrangement(s) between the company and the Investor that individually, or in the aggregate, are so extensive or so significant to the company that they give the Investor the power to direct the management or policies of the company.

H.	Other terms used in this Agreement that are not otherwise defined herein have the meanings given them in section 3 of the FDI Act, 12 U.S.C. § 1813.
Authority of Investor. The Investor has obtained an opinion from counsel (“opinion”) that the person signing this Agreement has the authority to bind the Investor to the terms of this Agreement and the authority to execute this Agreement for the Investor. A copy of the opinion is attached hereto as Exhibit A and incorporated herein by reference.
Governing Laws. This Agreement and the rights and obligations hereunder shall be governed by and shall be construed in accordance with the Federal law of the United States, and, in the absence of controlling Federal law, in accordance with the laws of the State of Delaware.
No Waiver. No failure to exercise, and no delay in the exercise of, any right or remedy on the part of either party to this Agreement shall operate as a waiver or termination of the Agreement. Further, any exercise or partial exercise of any right or remedy relating to this Agreement will not preclude any further exercise of such right or remedy or any other right or remedy.
No Oral Change. This Agreement may not be modified, amended, changed, discharged, terminated, released, renewed or extended in any manner except by a writing signed by each party.
Addresses. Any notice, request or other communication pursuant to the Agreement shall be provided in writing and shall be delivered by hand or sent by United States express mail or commercial express mail, postage prepaid, and addressed as follows:
If to the Investor:
General Counsel
Janus Capital Management LLC
151 Detroit Street
Denver, CO 80206

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If to the FDIC:
Associate Director, Division of Supervision and Consumer Protection
Supervision and Applications Branch
Federal Deposit Insurance Corporation
550 17th Street, NW
Washington, D.C. 20429
No Assignment. This agreement may not be assigned or transferred, in whole or in part, without the prior written consent of the FDIC.
Complete Agreement. The parties agree that this Agreement is the complete and exclusive statement of the agreement between the parties concerning the commitments set forth herein, and supersedes all prior written or oral communications, representations and agreements relating to the subject matter of these paragraphs.
Severability. In the event any one or more of the provisions contained herein should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year indicated above.

FEDERAL DEPOSIT INSURANCE CORPORATION
By:
Title:

INVESTOR
/s/ Heidi W. Hardin
By:	JANUS CAPITAL MANAGEMENT LLC

By:	Heidi W. Hardin
Title: Senior Vice President, General Counsel and Secretary

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